                                                                    Exhibit 24.1


                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                                  /s/ Les Biller
                                        -----------------------------------
                                                  Les Biller

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                               /s/ J.A. Blanchard III
                                       -----------------------------------
                                               J.A. Blanchard III

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                             /s/ David A. Christensen
                                        -----------------------------------
                                             David A. Christensen

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                                  /s/ Susan E. Engel
                                        -----------------------------------
                                                  Susan E. Engel

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                               /s/ William A. Hodder
                                        -----------------------------------
                                               William A. Hodder

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                                  /s/ Lloyd P. Johnson
                                        -----------------------------------
                                                  Lloyd P. Johnson

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                               /s/ Reatha Clark King
                                        -----------------------------------
                                               Reatha Clark King

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                             /s/ Richard M. Kovacevich
                                        -----------------------------------
                                             Richard M. Kovacevich

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                               /s/ Richard S. Levitt
                                        -----------------------------------
                                               Richard S. Levitt

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                          /s/ Richard D. McCormick
                                     -----------------------------------
                                          Richard D. McCormick

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                             /s/ Cynthia H. Milligan
                                        -----------------------------------
                                             Cynthia H. Milligan

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                            /s/ Benjamin F. Montoya
                                        -----------------------------------
                                            Benjamin F. Montoya

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                                 /s/ Ian M. Rolland
                                        -----------------------------------
                                                 Ian M. Rolland

                                NORWEST CORPORATION


                                 Power of Attorney
                             of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP and JOHN T. THORNTON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of a maximum of 960,000,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the merger of Wells Fargo & Company with the Corporation, or a wholly-owned subsidiary of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of July, 1998.


                                              /s/ Michael W. Wright
                                        -----------------------------------
                                              Michael W. Wright